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                                                                      EXHIBIT 24

STATE OF ALABAMA          )
COUNTY OF JEFFERSON       )


                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors whose signatures appear below hereby consitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to the stock options outstanding as a result of the acquisition of Prime Bank, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virture thereof.

                 Dated as of this 22nd day of August, 1996.





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
                                                                    /s/ Wm. Kendrick Upchurch, Jr.
- --------------------------------------------                        --------------------------------------------
H. Allen Franklin                                                   Wm. Kendrick Upchurch, Jr.


/s/ T. W. Mitchell
- --------------------------------------------                        --------------------------------------------
T. W. Mitchell                                                      Charles G. Taylor


/s/ William C. Hulsey                                               /s/ Allen J. Keesler, Jr.
- --------------------------------------------                        --------------------------------------------
William C. Hulsey                                                   Allen J. Keesler, Jr.


/s/ John M. Bradford                                                /s/ F. Crowder Falls
- --------------------------------------------                        --------------------------------------------
John M. Bradford                                                    F. Crowder Falls

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